Ultra Series Fund
Supplement Dated May 17, 2013

This Supplement amends the Prospectus of the Ultra Series Fund dated May 1, 2013
Please keep this Supplement with your records.

Core Bond Fund

Portfolio Management.  Currently, Dean “Jack” Call, CFA (Vice President, Portfolio Manager) and Paul Lefurgey, CFA (Managing Director, Head of Fixed Income Investments) co-manage the fund.  Effective June 30, 2013, Mr. Call will be retiring as co-portfolio manager, and Randy Johnson, CFA, and Greg Poplett, CFA, will be joining the team to co-manage the fund with Mr. Lefurgey.  Mr. Johnson, Vice President and Portfolio Manager, has been a member of the fixed income team at Madison since 2011.  For the 15 years prior to that, he was employed as portfolio manager at Concord Asset Management, LLC in Chicago, IL (an affiliate of Madison).  Mr. Poplett, Vice President and Portfolio Manager, has been a member of the fixed income team at Madison since 2004.  Prior to that, he was employed by Voyageur Asset Management in Minneapolis, MN.  As a result of the foregoing, pages 20 and 46 of the Prospectus are amended as described above.

Diversified Income Fund

Portfolio Management.  Currently, Dean “Jack” Call, DBA and CFA (Vice President, Portfolio Manager), John Brown, CFA (Vice President, Portfolio Manager), and Paul Lefurgey, CFA (Managing Director, Head of Fixed Income Investments) co-manage the fund.  Effective June 30, 2013, Mr. Call will be retiring as co-portfolio manager, and Chris Nisbet, CFA, will be joining the team to co-manage the fund with Messrs. Brown and Lefurgey.  Mr. Nisbet, Vice President and Portfolio Manager, has been with Madison since 1992.  As a result of the foregoing, pages 26 and 46 of the Prospectus are amended as described above.